Exhibit 10.17


                            FIRST AMENDMENT TO LEASE

     THIS FIRST AMENDMENT TO LEASE ("Amendment"), dated February 1, 2000 for reference purposes, is made and entered into by and between L.A.T. INVESTMENT CORPORATION, a California corporation ("Landlord"), and CUMETRIX DATA SYSTEMS INC., a California corporation and ONLINE TRANSACTION TECHNOLOGIES, INC., a California corporation, ("Tenant").

                                    RECITALS

     The Amendment is made with reference to the following facts and objectives:

     A. Landlord and Tenant entered into a written lease dated February 18, 2000 (the "Lease") in which Landlord leased to Tenant and Tenant leased from Landlord certain premises located at 5777 West Century Boulevard, Suite 1400, Los Angeles, California 90045 (the "Premises").

     B. Tenant desires to expand the Premises, and Landlord agrees to such expansion on and subject to the terms, covenants set forth in this Amendment.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Landlord and Tenant do hereby amend the Lease as follows:

     1.     Premises.
            --------

     The Premises shall be expanded into suite 1405 as shown hatched in black on the Exhibit "A" attached hereto. Effective April 1, 2000 The Rentable Area of the Premises shall be 10,166 rentable square feet (which number shall be conclusive for all purposes under the Lease). Tenant's share of the Operating Expenses shall be 2.15%.

     2.     Rents.
            -----

     The  Monthly  Rent  for the Premises shall be $12,357.50 effective April 1,
                                                   ----------
2000 and shall be increased annually as stipulated in section 2(i) of the Lease.

     3.     Security  Deposits.
            ------------------

     Upon execution of this Amendment, Tenant shall pay $6,395.90 to Landlord for increase in Security Deposit. The new Security Deposit shall be $12,914.55.
                                                                     ----------

     4.     Tenant  Improvements.
            --------------------

     Landlord, at Landlord's sole expense, shall provide the improvements shown on Exhibit "B" attached hereto. All improvements shall be based upon the Building Standard Improvements specifications and shall match the improvements in suite 1400.

First  Amendment  to  Lease
Cumetrix  Data  Systems
February  1,  2000
Page  2

          RATIFICATION.
          ------------

          Except as modified expressly or by necessary implication hereby, all of the terms and conditions of the Lease shall remain unchanged and in full force and effect. To the extent the provisions of this Amendment are inconsistent with the provisions of the Lease, the provisions of this Amendment shall control and supersede such inconsistent provisions in the Lease.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth below.

"TENANT"

Cumetrix Data Systems,          Online Transaction Technologies
a California corporation        a California Corporation



By:                             By:   //s//
   ---------------------------     ----------------------------

Its:                            Its:   CEO
    --------------------------      ---------------------------

Date Signed:                    Date Signed:   3/30/00
            ------------------              -------------------


"LANDLORD"

L.A.T. INVESTMENT CORPORATION,
a California corporation


By:                  /s/
   ---------------------------
  Sherry B. Kia

Its:   Vice President
    --------------------------

Date Signed:   4/3/00
             -----------------


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                                   EXHIBIT "A"
                               PREMISES FLOOR PLAN

                                   EXHIBIT "B"

                           TO FIRST AMENDMENT TO LEASE
             CUMETRIX DATA SYSTEMS / ONLINE TRANSACTION TECHNOLOGIES
                                   SUITE 1400

Landlord  shall  provide  the  following  Building  Standard  Improvements:

               1.   Remove  walls  and  doors  as  shown;

               2.   Construct  new  walls  and  doors  as  shown;

               3.   Install  new  carpet  to  match  suite  1400;

               4.   Paint  all  walls  to  match  suite  1400;

               5.   Change  lighting  in  offices.


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